                        COMMON STOCK PURCHASE AGREEMENT

                                     Among

                            AMERICA'S DOCTOR, INC.,

                         MEDICAL ADVISORY SYSTEMS, INC.

                                      and

                        PREMIER RESEARCH WORLDWIDE, LTD.

                               Dated July 2, 1998

         COMMON STOCK PURCHASE AGREEMENT, dated July 2, 1998, between AMERICA'S DOCTOR, INC., a Delaware corporation (the "Company"), and MEDICAL ADVISORY SYSTEMS, INC., a Delaware corporation ("MAS"), and PREMIER RESEARCH WORLDWIDE, LTD., a Delaware corporation ("PRWW"). MAS and PRWW are at times herein individually referred to as a "Purchaser" and collectively as the "Purchasers".

         WHEREAS the Company wishes to issue and sell to each Purchaser an aggregate of 50,000 shares of Series A Common Stock, $0.01 par value, of the Company (the "Stock"), at a purchase price of $20 per share, payable as provided herein;

         WHEREAS each Purchaser wishes to purchase said shares, all on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereby agree as follows:

                                       I.

                                   THE SHARES

         SECTION 1.01 Purchase and Sale of the Shares.

         (a) Subject to the terms and conditions set forth herein, the Company shall sell to each Purchaser, and each Purchaser shall purchase from the Company, on the Closing Date, 50,000 authorized but unissued shares of Stock (said shares being herein called the "Shares") at a purchase price of $20 per share for an aggregate purchase price equal to $1,000,000, and the Company shall issue and deliver a stock certificate or certificates in definitive form, registered in the name of the Purchaser, evidencing the Shares being purchased by it hereunder.

         (b) As payment in full for the Shares to be purchased by it, and against delivery of the stock certificate or certificates therefor as aforesaid, PRWW shall deliver to the Company on the Closing Date a certified or official bank check in Philadelphia Clearing House funds payable to the order of the Company in the amount of $1,000,000, or shall transfer such sum to the account of the Company by wire transfer.

         (c) As payment in full for the Shares to be purchased by MAS hereunder, MAS shall:

             (i) Provide to the Company during the Pre-Start-Up Period (as such term is defined in the MAS Service Agreement referred to in paragraph 4(i) below) the systems hardware, software and ongoing support specified more fully in paragraph 13(a) of the MAS Service Agreement, for which MAS shall receive a credit of $360,000, representing the purchase price for 18,000 shares of the Stock hereunder; and

             (ii) Make the twelve consecutive monthly payments specified below (with the first such payment due in the month following the end of the Pre-Start-Up Period), representing payment of the purchase price for the indicated number of shares of the Stock:

                  A. Eleven monthly payments of $53,320 each, each representing the purchase price for 2,666 shares.

                  B. A twelfth payment of $53,480, representing the purchase price for 2,674 shares.

         At the Closing, the Company shall execute 13 stock certificates representing the respective shares of the Stock, the purchase price for which is to be satisfied by MAS pursuant to clauses (i) and (ii) above. The Company shall deliver each such certificate to MAS as the

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

purchase price for the Stock represented thereby has been satisfied or paid in accordance with the above provisions.

         SECTION 1.02 Closing Date. The closing of the sale and purchase of the Shares shall take place at the office of Archer & Greiner, A Professional Corporation, One Centennial Square, Haddonfield, New Jersey 08033, at 10:00 a.m., on July 2, 1998, or at such other date and time as may be mutually agreed upon between the Purchasers and the Company (such date and time of closing being herein called the "Closing Date").

                                      II.

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers as follows:

         SECTION 2.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified as a foreign corporation in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary and where the failure to be so qualified would have a material adverse effect upon the business or assets of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted, to execute, deliver and perform this Agreement, the Registration Rights Agreement, the PRWW Service Agreement, the MAS Service Agreement, the Stockholders Agreement and the Warrants (as such terms are defined in Article IV or VI below) (collectively, the "Operative Documents"), and to issue, sell and deliver the Shares and the Warrant Shares. The copies of the Company's Certificate of

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

Incorporation and by-laws heretofore delivered to the Purchasers are complete and correct. The Company does not own any capital stock of or other equity interest in any other corporation or organization.

         SECTION 2.02 Authorization of Agreement, Etc.

         (a) The execution, delivery and performance by the Company of the Operative Documents and the issuance, sale and delivery of the Shares and the Warrant Shares, have been fully authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement or other instrument by which the Company or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         (b) The Shares and the Warrant Shares have been duly authorized and, when issued and delivered in accordance with this Agreement or the Warrant (as applicable), will be validly issued, fully paid and non-assessable shares of Stock. The issuance, sale and delivery of the Shares and the Warrant Shares is not subject to any preemptive rights of shareholders of the Company or to any right of first refusal or other similar right in favor of any person.

         SECTION 2.03 Validity. This Agreement has been fully executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The other Operative Documents, when executed and

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

delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms.

         SECTION 2.04 Capital Stock. The authorized capital stock of the Company consists of 1,000,000 shares of the Stock. The shareholders of the Company and the number of shares of capital stock owned by each are set forth in Schedule 2.04A hereto. Except for the options, warrants and convertible unsecured promissory notes, the terms of which are fully described in Schedule 2.04B hereto, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, (iii) the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) to the Company's knowledge, there are no existing rights of first refusal, registration rights or voting agreements with respect to any of the Company's outstanding shares, except as described on
Schedule 2.04C. A true and correct copy of the Stock Option Agreement to Scott Rifkin, M.D., is set forth as Schedule 2.04D. All of the outstanding shares of the Stock have been issued in compliance with all applicable Federal securities law.

         SECTION 2.05 Financial and Other Data. All financial and other data pertaining to the Company and its business, assets and affairs, which has been or hereafter prior to the Closing shall be furnished to either Purchaser by the Company, are or will be at the time the same are so furnished, true, accurate and complete in all material respects. To the best

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knowledge and belief of the Company, except as described herein or in the
Business Plan (as defined below), the Company has no obligations or liabilities, absolute, accrued or contingent, which in accordance with generally accepted accounting principles should be listed on a balance sheet or described on the notes thereto. To the date hereof, the Company has operated in a pre-start-up phase consistent with the Business Plan.

         SECTION 2.06 Events Subsequent to January 1, 1998. Since January 1, 1998 except as set forth in Schedule 2.06 hereto, the Company has not (i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount or incurred any liabilities (absolute or contingent), except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, none of which, individually or in the aggregate, are material to the Company, (iii) discharged or satisfied any lien or incurred or paid any obligation or liability (absolute or contingent) other than current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets, except in the ordinary course of business, or canceled any debts or claims,
(vii) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets, (viii) suffered any losses, or waived any rights of substantial value, whether or not in the ordinary course of business, (ix) made any changes in officer compensation, except in the ordinary course of business and consistent with past practice, or
(x) entered into any transaction except in the ordinary course of business (recognizing that the Company is in a start-up phase of its

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business). Since such date, except as set forth in said Schedule 2.06, there has been no material change in the accounting methods or practices of the Company.

         Between the date hereof and the Closing Date, the Company will not do any of the things listed in Section 2.06 above, except as contemplated by
Schedule 2.06 hereto.

         SECTION 2.07 Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties or rights, before any court or by or before any governmental body or arbitration board or tribunal. To the best knowledge and belief of the Company, there does not exist any basis for any such action, suit, investigation or proceeding. The foregoing includes, without limiting its generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any employees or prospective employees of the Company or their use, in connection with the Company's business, of any information or techniques which might be alleged to be proprietary to their former employers. There are no decrees, injunctions or orders of any court or governmental department or agency outstanding against the Company.

         SECTION 2.08 Trade Secrets. No third party has claimed that any person affiliated with the Company has, in respect of his activities to date, violated any of the terms or conditions of his employment contract with such third party, or disclosed or utilized any trade secrets or proprietary information or documentation of such third party, or interfered in the employment relationship between such third party and any of its employees. The Company is not aware that any person affiliated with it has employed or will employ any trade secrets or any information or documentation proprietary to any former employer, or that any person affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture and sale of any products of the Company. To the Company's knowledge, there is no infringement by the Company of any third party intellectual property right. All employees of the Company with access to confidential information and who have executed employment agreements have executed and delivered to the Company a non-disclosure and non-competition agreement.

         SECTION 2.09 Title to Properties. The Company has good and marketable title to all its real property and owns outright all its other properties and assets, free and clear of mortgages/pledges, security interests, liens, charges and other encumbrances, except (i) as described in Schedule 2.09 hereto, (ii) liens for current taxes not yet due and (iii) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

         SECTION 2.10 Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, owned by any third party is a valid and subsisting agreement, without any default of the Company thereunder and, to the best knowledge and belief of the Company, without any default thereunder of the other party thereto. The Company's possession of such property has not been disturbed nor has any claim been asserted against the Company adverse to its rights in such leasehold interests,

         SECTION 2.11 Taxes. The Company has filed or caused to be filed all Federal, state and local tax returns and reports which are required to be filed and has paid or caused to be paid all taxes as shown on all Federal, state and local tax returns filed by it or on any assessment received by it to the extent that such taxes have become due, and all of the foregoing are correct and complete in all material respects. All accruals for taxes owed by the Company are adequately reflected on the financial statements described in Section 2.05 above. No issues have been raised or deficiencies asserted by any taxing authority with respect to the Company's tax liabilities or any of its tax returns or reports.

         SECTION 2.12 Patents, Trademarks, Etc. To the best knowledge and belief of the Company, the Company owns the patents, trademarks, service marks, trade names, copyrights and licenses listed in Schedule 2.12 hereto without conflict with the rights of others, the same constitute all the patents, trademarks, service marks, trade names, copyrights and licenses necessary in the conduct of the business of the Company, and, except as indicated in said Schedule 2.12, there exists no right of any person to receive a royalty with respect thereto or to utilize or otherwise appropriate the same, and the Company has no distribution, marketing or other agreements granting rights to third parties relating in whole or in part to any items of the foregoing categories, except licenses granted in the ordinary course of its business. All technical information developed by and belonging to the Company which has not been patented by it is and will continue to be protected by measures deemed prudent by the Company for the maintenance of secrecy relating thereto.

         SECTION 2.13 Governmental Approvals. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of the Operative Documents and the issuance, sale and delivery of the Shares, the Warrants and the Warrant Shares hereunder.

         SECTION 2.14 Use of Proceeds. Unless otherwise agreed to by the PRWW board representative, the Company will apply the proceeds of the issuance and sale of the Shares for start up and operating costs as described in the Business Plan. In no event will the proceeds of the issuance and sale of the Shares to PRWW be utilized to retire any portion of the Bridge Loan (as defined in subparagraph (k) of Article IV below).

         SECTION 2.15 Disclosure. The Company has furnished to the Purchasers a copy of the Company's business plan attached as Schedule 2.15A, used in connection with its offer of the Shares (the "Business Plan"). In addition, the Purchasers have had lengthy discussions regarding this investment and the Company in general with representatives of the Company. To the Company's best knowledge and belief, after due inquiry, the Business Plan and this Agreement do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they are made, not misleading. The projections of financial results contained in the Business Plan were in all material respects prepared accurately based upon the assumptions described therein, which assumptions the Company believes to be realistic. The Company is a start-up company without any meaningful financial or operating history and the Purchasers were made aware of the speculative nature and high degree of risk of loss involved with this purchase as set forth in Schedule 2.15B hereto.

         SECTION 2.16 Offering of the Shares. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Shares or any similar security of the Company has offered the Shares or any such security for sale to, or solicited any offers to buy the Shares or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any person or persons other than the Purchasers and not more than 35 non-accredited investors (including, if applicable, the Purchasers). Neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any security of the Company, pursuant to the Business Plan or otherwise), under circumstances which might require the integration of such security with the Shares under the Securities Act of 1933 (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder which might subject the offering, issuance or sale of the Shares to the registration provisions of the Securities Act. The offering, issuance and sale of the Shares hereunder is exempt from the federal registration requirements.

         SECTION 2.17 Employment Contracts, Etc.; Certain Material Transactions. Except as set forth in Schedule 2.17 hereto, (i) the Company is not a party to any employment or deferred compensation agreements, (ii) the Company does not have any bonus, incentive or profit-sharing plans, (iii) the Company does not have any pension, retirement or similar plans or obligations, and (iv) there are no existing material arrangements or proposed material transactions between the Company and any officer or director or holder of more than 10% of the capital stock of the Company. The Company is not a party to any collective bargaining agreement and, to the best of its knowledge, no organizational efforts are currently being made with respect to any of its employees. Any employment agreements to be entered into in the future or contemplated and listed on Schedule 2.17 but not executed on or before the Closing Date, will be approved by the Company's Compensation Committee.

         SECTION 2.18 Other Contracts and Commitments. The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Company's Certificate of Incorporation or by-laws or in any agreement or instrument to which it is a party which may result in any material adverse change in the condition, financial or other, of the Company, and, to the best knowledge and belief of the Company, there are no existing such defaults by the other parties thereto. Attached hereto as Schedule
2.18 is a true, complete and correct copy of the Interactive Services Agreement between the Company and America Online, Inc. (the "AOL Agreement"). The AOL Agreement is a valid and subsisting agreement, and no default has occurred thereunder by the Company or AOL.

         SECTION 2.19 Compliance With Law. The Company is not in default under any order of any court, governmental authority or arbitration board or tribunal to which the Company is or was subject or in violation of any laws, ordinances, governmental rules or regulations to which the Company is or was subject, except for such violations which do not, individually or in the aggregate, have a material adverse effect on the Company. The Company has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the properties of the Company or to the conduct of the business of the Company and the failure of which to obtain would have a material adverse effect on the Company.

         SECTION 2.20 Employee Benefits Plans. The Company has never been a party to a multi-employer retirement plan. The Company has no Employee Benefit Plans subject to the provisions of the Employee Retirement Income Security Act of 1974 (as such term is defined therein).

         SECTION 2.21 Insurance. The Company maintains insurance with responsible and reputable insurance companies in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general area in which the Company operates or owns such properties.

                                      III.

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

         Each Purchaser represents and warrants to the Company (for itself and not for the other Purchaser) that it is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Each Purchaser represents and warrants that it is an "accredited investor" as such term is defined under the Securities Act of 1933, as amended (the "Securities Act") or that it has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this purchase. Each Purchaser further represents that it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and 4(6) thereof,
(ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect (to be removed when such restrictions are no longer applicable), and (iv) the Company will make a notation on its transfer books to such effect. The Purchaser further understands that the exemption from registration afforded by Rule 144 under the

Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Shares in limited amounts under certain conditions. The Purchaser acknowledges that it has had a full opportunity to request from the Company all instruments, documents, records and books pertaining to this investment, all of which requested documentation has been made available by the Company, and the Purchaser has received such information that it deems relevant in making a decision to purchase the Shares being purchased by it hereunder. The Purchaser has had the full and fair opportunity to have the Company's Business Plan, other documents and this Agreement reviewed thoroughly by independent, competent advisors and counsel or, if not, then the Purchaser has made the fully informed, independent decision not to do so, and the Purchaser has duly considered the factors listed on Schedule
2.15 hereto (provided that the review and receipt of any such information shall not in any manner qualify or diminish the representations of the Company contained in Article II). The Purchaser will comply with any restrictions on transferability of the Shares contained in the Registration Rights Agreement and the Stockholders Agreement.

                                      IV.

                         CONDITIONS TO THE OBLIGATIONS
                                OF EACH PURCHASER

         The obligation of each Purchaser to purchase and pay for the Shares being purchased by it on the Closing Date is, at its option, subject to the simultaneous Closing of the purchase of Shares hereunder by the other Purchaser and, at its option, is further subject to the satisfaction, on or before such date, of the following conditions:

         (a) Opinion of Counsel. The Purchaser shall have received from Rifkin, Livingston, Levitan & Silver, LLC, counsel for the Company, an opinion dated the Closing Date, in form and substance satisfactory to the Purchaser and its counsel, to the effect that:

             (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted, to execute, deliver and perform the Operative Documents, and to issue, sell and deliver the Shares and the Warrant Shares.

             (ii) The authorized capital stock of the Company consists of 1,000,000 shares of Series A Common Stock, of which 234,651 shares are outstanding, which outstanding shares have been validly issued and are fully paid and non-assessable.

             (iii) Such counsel, without independent investigation, is not aware of any non-compliance with any Federal securities laws in connection with the original issuance of the presently outstanding shares of the Company's capital stock.

             (iv) The execution, delivery and performance by the Company of the Operative Documents, and the issuance, sale and delivery of the Shares and the Warrant Shares, have been duly authorized by all requisite corporate action, and will not violate any provision of law, the Certificate of Incorporation or by-laws of the Company or, to the knowledge of such counsel, without independent investigation, any provision of any material agreement or other instrument by which the Company or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute a default under any such agreement or other instrument.

             (v) Each of the Operative Documents has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general equity principles), except that such counsel need express no opinion as to the indemnification provisions of the Registration Rights Agreement.

             (vi) The Shares have been issued, sold and delivered by the Company pursuant to this Agreement and are duly authorized, validly issued, fully paid and nonassessable shares of Stock.

             (vii) The issuance, sale and delivery of the Shares to the Purchaser, under the circumstances contemplated by this Agreement, are exempt from the registration requirements of the Federal securities laws.

             (viii) Such counsel does not represent the Company with respect to pending or overtly threatened litigation, and to its knowledge without independent investigation there is no such pending or threatened litigation outstanding.

             (ix) Such counsel is not aware of any material default by the Company under any agreement or instrument of the Company or any failure by the Company to comply with applicable law.

             (x) To the knowledge of such counsel, all consents and approvals required for the execution, delivery and performance by the Company of this Agreement have been duly obtained.

         (b) Representations and Warranties to be True and Correct; Performance. The representations and warranties contained in Article II hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; the Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date; and each Purchaser shall have received a certificate dated the Closing Date, executed by the Company's president or vice president, to each such effect.

         (c) Consents and Approvals. All necessary consents and approvals from governmental and third parties required for the sale and issuance of the Shares hereunder and the other actions contemplated hereby shall have been duly obtained.

         (d) Secretary's Certificate. Each Purchaser shall have received a certificate from the Secretary or Assistant Secretary of the Company, with respect to the Company's Certificate of Incorporation and by-laws and resolutions of the Company's Board of Directors authorizing the transactions contemplated hereby.

         (e) Election of Directors. Each Purchaser's designee shall have been elected to the Company's Board of Directors.

         (f) Stockholders' and Voting Agreement. On the Closing Date, the Company and the other parties thereto shall have executed and delivered the Stockholders' and Voting Agreement among the Company and its shareholders, in the form of Annex III hereto (the "Stockholders Agreement").

         (g) Registration Rights Agreement. On the Closing Date the Company shall have executed and delivered the Registration Rights Agreement, in the form of Annex IV hereto (the

"Registration Rights Agreement").

         (h) [RESERVED]

         (i) MAS Service Agreement. On the Closing Date, the Company and MAS shall have executed and delivered the Services Agreement in the form of Annex V hereto (the "MAS Service Agreement").

         (j) PRWW Service Agreement. On the Closing Date, the Company and PRWW shall have executed and delivered the Services Agreement in the form of Annex VI hereto (the "PRWW Service Agreement").

         (k) Bridge Loan. At or prior to the Closing, the Company shall have received a $900,000 bridge loan from Mercantile Safe Deposit & Trust Co., on terms and conditions satisfactory to each Purchaser, guaranteed by the individuals listed on Schedule 4(k) hereto (the "Loan Guarantors"), for which the Loan Guarantors shall receive in the aggregate warrants to acquire not more than 7,500 shares of the Stock, on terms and conditions satisfactory to each Purchaser.

         (1) Additional Equity Funding. Unless otherwise agreed to by the PRWW board representative, at or prior to the Closing, the Company shall have issued and sold 25,000 shares of the Stock to the individual investors listed in Part A of Annex VII hereto (the "Wyndhurst Group"), for an aggregate consideration, paid in cash, of $500,000, and shall have issued and sold 25,000 shares of the Stock to the individual investors listed in Part B of said Annex (the "Seidman Group"), for an aggregate consideration, paid in cash, of $500,000.

                                       V.

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

         The obligation of the Company to issue and sell the Shares to the Purchasers on the Closing Date is, at its option, subject to the satisfaction, on or before such date, of the following conditions:

         (a) Representations and Warranties to be True and Correct. The representations and warranties contained in Article III hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         (b) Operative Documents. The other parties thereto shall have executed and delivered to the Company the Operative Documents.

         (c) Consents and Approvals. All necessary consents and approvals from governmental and third parties required for the sale and issuance of the Shares hereunder shall have been duly obtained.

                                      VI.

                ADDITIONAL EQUITY OFFERING; ISSUANCE OF WARRANTS

         SECTION 6.01 Equity Offering. The Company shall use its best efforts to sell, within 45 days of the Closing Date, 150,000 shares of the Stock to as yet undetermined investors (the "Prospective Investors"), for an aggregate consideration of $3,000,000, payable in cash. Such issuance shall be on terms (for example, purchase price, payment terms, registration rights, etc.) no more favorable than those provided hereunder to MAS and PRWW.

         SECTION 6.02 Issuance of Warrants. On the 45th day following the Closing Date, the Company will issue warrants to purchase its Stock, substantially in the form an Annex VIII hereto (the "Warrants"), to PRWW, MAS, the Wyndhurst Group and the Seidman Group, pro rata to the Stock owned by each. The Warrants will permit the holder thereof to purchase the number of shares of Stock represented thereby (herein, the "Warrant Shares"), at any time during a 10 year period, for a purchase price of $.01 per share. The aggregate number of Warrant Shares issuable under all of the Warrants shall equal the result of (a) $3,000,000, minus (b) the aggregate purchase price received from the Prospective Investors, divided by (c) $3,000,000, multiplied by (d) 50,000 shares.

                                      VII.

                            COVENANTS OF THE COMPANY

         The Company covenants and agrees that, unless the Purchasers shall otherwise consent in writing:

         (a) Financial Statements. The Company shall furnish to each Purchaser the financial statements and other information required to be provided to holders of the Common Stock pursuant to the Stockholders Agreement.

         (b) Insurance. The Company will maintain insurance with responsible and reputable insurance companies in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general area in which the Company operates or owns such properties.

         (c) Key Man Insurance. The Company will use best efforts to obtain within 90 days of the Closing Date, and thereafter will maintain in effect, key man life insurance in an amount of not less than $1,000,000 on the life of its CEO.

         (d) Non-Disclosure Agreements. The Company will maintain in effect with each of its employees who are privy to confidential information of the Company, and who have or shall execute an employment agreement, a covenant, in form and substance reasonably deemed to be appropriate by the Company, pursuant to which each such employee shall agree not to disclose or utilize confidential or proprietary information of the Company or to compete with the Company.

         (e) Access to Records. The Company shall afford to each Purchaser and its employees, counsel and other authorized representatives free and full access, on a reasonable basis during normal business hours, to all of the books, records and properties of the Company and to all officers and employees of the Company for any reasonable purpose whatsoever; provided that such free and full access does not unreasonably interfere with the normal business operations of the Company. The Purchaser'shall use its best efforts to maintain the confidentiality of any confidential and proprietary information so obtained by it which is not otherwise available from other sources; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of the Purchaser or such authorized representatives to disclose any such information concerning the Company which it may be required to disclose (i) to its partners to the extent required to satisfy its fiduciary obligations to such persons, or
(ii) otherwise pursuant to or required by law.

         (f) Budgets and Operating Forecast. The Company will promptly provide each Purchaser will copies of any budgets which it may from time to time adopt, which in any event shall include an annual budget to be prepared and distributed not later than 45 days after the commencement of each fiscal year.

         (g) Existence; Maintenance of Property. The Company shall do or cause to be done all things necessary to maintain, preserve and keep in full force and effect its corporate existence and all rights, licenses, permits and franchises necessary to the proper conduct of its business and the ownership, leasing or operation of its properties. The Company shall maintain and operate its business and properties in accordance with all applicable laws and regulations and take all reasonable action which may be required to obtain, preserve, renew and extend all licenses, permits, authorizations, trade names, trademarks, copyrights and patents which may be necessary for the continuance of the operation of any such property by it. The Company shall at all times maintain and preserve all property necessary in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all necessary and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may properly and advantageously be conducted at all times.

         (h) Payment of Debts, Taxes, Etc. The Company shall pay all indebtedness and obligations promptly and in accordance with normal terms and pay and discharge promptly all taxes, assessments and governmental charges or liens imposed upon it or upon its income or receipts or in respect of any of its property, before the same shall become in default, as well as all lawful claims which, if unpaid, might result in the creation of a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge or to cause to be paid and discharged any such indebtedness, obligation or tax so long as the validity or amount thereof shall be contested in good faith and the Company shall set aside on its books such reserves as are required by generally accepted accounting principles with respect to any such indebtedness, obligation or tax.

         (i) Litigation or Other Notices. The Company shall deliver to each Purchaser promptly following the occurrence thereof written notice of the following:

             (A) all events of default under any of the terms or provisions of any material note, or of any other evidence of material indebtedness or agreement or contract governing the borrowing of money of the Company;

             (B) levy of an attachment, execution or other process against any of the property or assets, real or personal, of the Company or any of its subsidiaries, unless the same is reasonably discharged within thirty days and is so discharged;

             (C) the filing or commencement of any action, suit or proceeding by or before any court or any federal, state, municipal or other governmental department, commission, instrumentality or agency which may result in material liability to, or otherwise materially adversely affect, the Company;

             (D) any matter of non-general effect which has resulted in, or which may result in, a material adverse change in the financial condition or operations of the Company.

         (j) Performance of Obligations. The Company shall do and perform every act and discharge all of the obligations required to be performed and discharged under any of the Operative Documents at the time or times and in the manner therein and herein specified.

         (k) Meetings of the Board of Directors. The Company shall call, and use its best efforts to have, regular meetings of the Board of Directors of the Company not less than quarterly.

         (l) Board of Directors; Membership Thereon. The Board of Directors shall be of such size and composed of such designees as is more fully specified in the Stockholders Agreement.


                                     VIII.

                                   [RESERVED]

                                       IX.

                                 MISCELLANEOUS

         SECTION 9.01 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Company shall pay one half of the fees and disbursements of each Purchaser's counsel. With the Purchasers' prior knowledge and approval, closing costs of this transaction payable to third parties have been incurred by the Company which are to be satisfied by (i) cash payments equal to 8% of the proceeds of the offering hereunder due out of the offering and (ii) issuance of shares of the Common Stock equal to 9% of the Company's Common Stock outstanding after the sale and purchase hereunder; the cash payments will accrue until such time as the Company has sufficient funds to pay this cost, at the prudent discretion of management. The Company further confirms that its legal and accounting fees arising from this offering shall not exceed $50,000.

         SECTION 9.02 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Shares pursuant hereto.

         SECTION 9.03 Brokerage. Each party hereto represents and warrants to the other that it has incurred no brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party, except for the consulting fees payable by the Company included within the closing costs referred to in Section 9.01 above. Notwithstanding the foregoing, each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby (other than such consulting fees), based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         SECTION 9.04 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 9.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

             (a) if to the Company, at:

                 11403 Cronridge Drive
                 Suite 200
                 Owings Mills, MD 21117

             (b) if to PRWW, at:

                 Premier Research Worldwide, Ltd.
                 124 S. 15th Street
                 Philadelphia, Pennsylvania 19102-3010
                 Attn: CEO



             (c) If to MAS, at:

                 8050 Southern Maryland Boulevard
                 Owings, MD 20736

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others in accordance with this Section 9.05.

             SECTION 9.06 Law Governing Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland. In the event any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

             SECTION 9.07 Entire Agreement. This Agreement constitutes the entire Agreement of the parties with respect to the subject matter hereof and may not be modified, waived or amended except in writing.

             SECTION 9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.

                                            AMERICA'S DOCTOR, INC.

                                            By /s/ Scott Rifkin
                                               -------------------------------
                                               President



                                            MEDICAL ADVISORY SYSTEMS, INC.


                                            By: /s/ Ronald Pickett
                                                ------------------------------



                                            PREMIER RESEARCH WORLDWIDE, L.T.D.


                                            By: /s/ Fred M. Powell
                                                -------------------------------